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                                                                    EXHIBIT 99.1

                        POWER OF ATTORNEY OF DIRECTOR OF
                           ALLSTATE ASSURANCE COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Allstate Assurance Company, an Illinois insurance company, which proposes to file with the Securities and Exchange Commission, under the provisions of the Investment Company Act of 1940, or amendment to Form N-3, each hereby constitutes and appoints Susan Roth as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution to do any and all acts and things and execute, for him or her and in his or her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 1, 2002.

/s/ Margaret M. Dyer                                    Director
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Margaret M. Dyer

/s/ Marla G. Friedman                                   Director
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Marla G. Friedman

/s/ John C. Lounds                                      Director
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John C. Lounds

/s/ J. Kevin McCarthy                                   Director
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J. Kevin McCarthy

/s/ Michael J. Velotta                                  Director
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Michael J. Velotta

/s/ Steven E. Shebik                                    Director
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Steven E. Shebik

/s/ Thomas J. Wilson, II                                Director
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Thomas J. Wilson, II